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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 11, 1999
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                                  CAPRIUS, INC.
                                  -------------
             (Exact name of registrant as specified in its charter)

                        Delaware 0-11914      22-2457487
                        --------------------------------
       (State or other jurisdiction (Commission File Number) (IRS Employer
              of incorporation)                        Identification No.)



                47 Jonspin Road, Wilmington, Massachusetts 01887
                ------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (978) 657-8876
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Item 2. Acquisition or Disposition of Assets.

On March 11, 1999, pursuant to an Interest Transfer Agreement (the "Agreement") by and among Middlesex MRI Center, Inc. ("Middlesex") and MDI Rehab, Inc. ("MDI Rehab"), the sole general partners of MVA Rehabilitation Associates ("MVA"), a wholly-owned subsidiary of Caprius, Inc. (the "Company"), and Medical Diagnostics and Rehabilitation, LLC ("MDR"), a transaction was concluded whereby Middlesex and MDI Rehab will transfer their partnership interests in MVA over time to MDR. Under the terms of the Agreement, as of March 11, 1999, MDI Rehab transferred all of its 75% interest in MVA to MDR and Middlesex transferred a 24% interest in MVA to MDR, for an aggregate purchase price of $850,000.00, payable in the following manner: $25,000.00 on April 1, 1999; 150,000.00 on May 1, 1999; 95,000.00 on June 1, 1999 and 210,000.00 on July 1, 1999, all allocated as follows: 24% to Middlesex and 75% to MDI Rehab, with the balance of the $850,000 to be contributed to MVA as capital in the following manner: $50,000.00 on March 15, 1999, $105,000.000 on April 1, 1999, $105,000.00 on May 1, 1999 and
$110,000.00 on June 1, 1999. An additional $50,000.00 will be paid to Middlesex on December 15, 1999, as consideration for its transfer as of that date of its remaining 1% interest in MVA. A copy of the Agreement is attached hereto as
Exhibit 2.1.

To secure the above payments, and pursuant to a Pledge Agreement (the "Pledge Agreement") dated as of March 11, 1999 by and among Middlesex, MDI Rehab and MDR, MDR granted Middlesex and MDI Rehab a security interest in its partnership interests in MVA. A copy of the Pledge Agreement is attached hereto as Exhibit
10.1. Pursuant to a Security Agreement (the "Security Agreement") dated as of March 11, 1999, by and among Middlesex, MDI Rehab and MVA, MVA granted to Middlesex and MDI Rehab a continuing security interest in and to its accounts and accounts receivable and all collateral therefor, all deposits, deposit accounts, ledger sheets, files, records and documents including software, all to the extent necessary to the collection of the accounts or accounts receivable (but not including patient or other medical records). A copy of the Security Agreement is attached hereto as Exhibit 10.2.

On March 12, 1999, Caprius issued a press release announcing that it had concluded a transaction for the transfer of its interest in its Rehabilitation Center to a limited liability company. The press release further noted that a decision handed down the week of March 1st by the Massachusetts Supreme Judicial Court cast a potentially detrimental effect on the prospects of rehabilitation centers and a negative impact on the value of the Company's account receivables. This court decision, along with a financial obligation to pay a note for which the Rehabilitation Center was obligated, caused the Company to conclude the transactions effectuated by the Agreement quickly. Reference is made to the press release of the Company dated March 12, 1999, attached hereto as an Exhibit and incorporated herein in its entirety by reference thereto.

This report includes forward-looking statements based on the Company's current expectations and beliefs, as well as a number of assumptions about future events, that are subject to risks and uncertainties that could cause actual results to differ materially from those described in such forward-looking statements. In particular, actual results may differ materially from those described in such forward-looking statements due to a number of factors, including, among other things, the Company's anticipated growth strategies, its leverage and debt service requirements and future capital needs, its intention to introduce new products, the anticipated acceptance of its products,



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technological advances, anticipated industry trends and conditions, including regulatory reform and risks, competition and the other important risk factors identified in the documents filed by the Company with the Securities and Exchange Commission.

Item 7.  Financial Statements and Exhibits
(b)      Pro Forma Financial Information:

         The pro forma financial statements required by this item will be filed by an amendment to this Current Report on Form 8-K as soon as practicable but not later than 60 days after the date of this filing.

(c)      Exhibits:
         The following exhibits are filed as part of this report:

         2.1 Interest Transfer Agreement, dated as of March 11, 1999 by and among Middlesex MRI Center, Inc. and MDI Rehab, Inc., and Medical Diagnostics and Rehabilitation, LLC.

               Page 14 of the Interest Transfer Agreement contains a list of the Schedules and Exhibits thereto. The Registrant will furnish a copy of any omitted Schedules or Exhibits to the Commission upon request.

         10.1 Pledge Agreement, dated as of March 11, 1999 by and among Medical Diagnostics and Rehabilitation, LLC, MDI Rehab, Inc. and Middlesex MRI Center, Inc.

         10.2 Security Agreement, dated as of March 11, 1999 by and among MVA Rehabilitation Associates, MDI Rehab, Inc. and Middlesex MRI Center, Inc.

         99.1  Press Release, dated March 12, 1999 issued by Caprius, Inc.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    CAPRIUS, INC.

Dated:  March 26, 1999              By:  /s/ Steven J. James
                                         -------------------
                                    Name:  Steven J. James
                                    Title: Chief Financial Officer


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